EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

BETWEEN

CONTANGO OIL AND GAS COMPANY

AND

GUARANTY BANK, FSB

AS LENDER

Effective as of June 1, 2003

REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000

REDUCING REVOLVING TERM LOAN OF $2,500,000

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FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) is made and entered into effective as of June 1, 2003, between CONTANGO OIL AND GAS COMPANY, a Delaware corporation, (the “Borrower”), and GUARANTY BANK, FSB, a federal savings bank (the “Lender”).

W I T N E S S E T H

WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated June 29, 2001, as amended by First Amendment to Credit Agreement dated January 8, 2002, Second Amendment to Credit Agreement dated February 13, 2002, Third Amendment to Credit Agreement dated April 26, 2002, Fourth Amendment to Credit Agreement dated September 9, 2002, and Letter Amendment to Credit Agreement dated January 7, 2003 (the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Fifth Amendment, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01    Terms Defined Above.    As used herein, each of the terms “Agreement,” “Borrower,” “Fifth Amendment,” and “Lender” shall have the meaning assigned to such term hereinabove.

1.02    Terms Defined in Agreement.    As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.03    References.    References in this Fifth Amendment to Article or Section numbers shall be to Articles and Sections of this Fifth Amendment, unless expressly stated herein to the contrary. References in this Fifth Amendment to “hereby,” “herein,” hereinafter,” hereinabove,” “hereinbelow,” “hereof,” and “hereunder” shall be to this Fifth Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

1.04    Articles and Sections.    This Fifth Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Fifth Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

1.05    Number and Gender.    Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

ARTICLE II

AMENDMENTS

The Borrower and the Lender hereby amend the Agreement in the following particulars:

2.01    Amendment of Section 1.2.    Section 1.2 of the Agreement is hereby amended as follows:

The following definitions are added and/or amended to read as follows:

“Commitment Termination Date” shall mean June 29, 2006.

“Final Maturity Date” shall mean June 29, 2006.

“Floating Rate” shall mean an interest rate per annum equal to the Base Rate from time to time in effect plus one-fourth percent (1/4%) for the revolving line of credit and plus one percent (1%) for the Reducing Revolving Term Loan, but in no event exceeding the Highest Lawful Rate.

“LIBOR Base Rate” shall mean with respect to any Euro-Dollar Amount, the rate per annum (expressed as a percentage) determined by Lender to be equal to the sum of (a) the quotient of the LIBOR Rate for the applicable Euro-Dollar Amount and the applicable Interest Period, divided by (1 minus the applicable Reserve Requirement), rounded up to the nearest 1/100 of 1%, plus (b) the applicable Assessments, plus (c) two percent (2%) for the revolving line of credit and (d) four percent (4%) for the Reducing Revolving Term Loan.

“Notes” shall mean the Note in the form attached as Exhibit I and the Reducing Revolving Term Note in the form attached as Exhibit I(A).

“Obligations” shall mean, without duplication, (a) all Indebtedness evidenced by the Note and the Reducing Revolving Term Note, (b) the obligation of the Borrower for the payment of Commitment Fees, Facility Fees, and Engineering Fees, (c) all obligations and liabilities whether now existing or hereafter arising of the Borrower to the Lender in connection with any Commodity Hedge Agreement or Rate Management Transaction, and (d) all other obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

“Reducing Revolving Term Loan” shall mean the Reducing Revolving Term Loan described in Section 2.1A.

“Reducing Revolving Term Loan Available Commitment” shall mean on the date of this Fifth Amendment, the sum of $2,500,000. Such amount shall reduce by $430,000 per month beginning July 1, 2003.

“Reducing Revolving Term Loan Balance” shall mean, at any time, the outstanding principal balance of the Reducing Revolving Term Note at such time.

“Reducing Revolving Term Note” shall mean the promissory note of the Borrower payable to the Lender in the amount of $2,500,000 in the form attached hereto as Exhibit I(A) with all blanks in such form completed appropriately, together with all renewals, extensions for any period, increases, and rearrangements thereof.

2.02    Addition of Section 2.1A.    Section 2.1A shall be added to the Agreement to read as follows:

“A.    Reducing Revolving Term Loan

(a)    The Reducing Revolving Term Loan shall be in the total amount of $2,500,000, with interest at the LIBOR Base Rate payable as set forth in the Agreement or the Floating Rate payable monthly by the Borrower to the Lender beginning on the first day of the month following the month in which borrowings were made under this facility, and continuing on the first day of each calendar month thereafter until the Reducing Revolving Term Loan Balance is zero and/or until December 31, 2003, when all sums owing under this facility are due and payable.

(b)    The Borrower may only borrow under the Reducing Revolving Term Loan up to the amount of the Reducing Revolving Term Loan Available Commitment. Principal payments of the greater of $430,000 per month or an amount necessary to reduce the Reducing Revolving Term Loan Balance to the Reducing Revolving Term Loan Available Commitment will be required should the amount of borrowings equal to or exceed the Reducing Revolving Term Loan Available Commitment.

(c)    Upon the terms and conditions (including, without limitation, the right of the Lender to decline to make any Loan so long as any Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, the Lender agrees, during the Commitment Period, to make Loans, in immediately available funds at the Applicable Lending Office or the Principal Office, to or for the benefit of the Borrower in an aggregate principal amount not to exceed at any time outstanding the Reducing Revolving Term Loan Available Commitment then in effect. Loans shall be made from time to time on any Business Day designated by the Borrower following receipt by the Lender of a Borrowing Request.

(d)    Subject to the terms of this Agreement, during the Commitment Period, the Borrower may borrow, repay, and reborrow up to the amount of the Reducing Revolving Term Loan Available Commitment in effect at that time, and convert Loans of one type or with one Interest Period into Loans of another type or with a different Interest Period. Except for prepayments made pursuant to Section 2.10, each borrowing, conversion, and prepayment of principal of Loans shall be in an amount at least equal to $100,000. Each borrowing, prepayment, or conversion of or into a Loan of a different type or, in the case of a LIBO Rate Loan, having a different Interest Period, shall be deemed a separate borrowing, conversion, and prepayment for purposes of the foregoing, one for each type of Loan or Interest Period. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBO Rate Loans having the same Interest Period shall be at least equal to $100,000; and if any LIBO Rate Loan would otherwise be in a lesser principal amount for any period, such Loan shall be a Floating Rate Loan during such period.

(e)    The Loans shall be made and maintained at the Applicable Lending Office or the Principal Office and shall be evidenced by the Reducing Revolving Term Note.

2.03    Amendment of Section 2.6.    Section 2.6(a) of the Agreement is amended to read as follows:

“2.6    Borrowing Base Determinations.    (a) The Borrowing Base as of June 1, 2003, is acknowledged by the Borrower and the Lender to be $24,500,000. Commencing on July 1, 2003, and continuing thereafter on the first day of each calendar month through the next Borrowing Base, the amount of the Borrowing Base shall be reduced by $670,000.”

2.04    Amendment of Section 2.9.    Section 2.9 of the Agreement is hereby amended to read as follows:

“2.9    Commitment Fee.    In addition to interest on the Notes as provided herein and all other fees payable hereunder and to compensate the Lender for maintaining funds available, the Borrower shall pay to the Lender, in immediately available funds, on the first day of July, 2003, and on the first day of each third calendar month thereafter during the Commitment Period, a fee in the amount of 0.375% per annum, for the revolving line of credit and 0.50% per annum for the Reducing Revolving Term Loan calculated on the basis of a year of 360 and actual days elapsed (including the first day but excluding the last day), on the average daily amount of the Available Commitment during the preceding quarterly period.”

2.05    Amendment of Section 2.11.    Section 2.11 of the Agreement is hereby amended to read as follows:

“2.11    Facility Fee.    In addition to interest on the Notes as provided herein and all other fees payable hereunder and to compensate the Lender for the costs of the extension of credit hereunder, the Borrower shall pay to the Lender on the execution of this Fifth Amendment, in immediately available funds, a facility fee in the amount of 0.75% of any future increase in the Borrowing Base and a facility fee in the amount of $50,000 in consideration for the Revolving Term Loan.”

2.06    Amendment of Section 6.13.    Section 6.13 of the Agreement is hereby amended to read as follows:

“6.13   Debt Coverage Ratio.    Permit, as of the close of any fiscal quarter, the ratio of (a) quarterly EBITDAX to (b) Debt Service to be less than 1.75 to 1.0.”

2.07    Amendment of Section 6.14.    Section 6.14 of the Agreement is hereby amended to read as follows:

“6.14   Funded Debt Ratio.    Permit, as of the close of any fiscal quarter, the ratio of (a) Total Funded Debt to (b) annualized quarterly EBITDAX to be more than 1.75 to 1.00.”

2.08    Amendment of Section 6.16.    Section 6.16 of the Agreement is hereby amended to read as follows:

“6.16   General and Administrative Expenses.    Permit, as of the close of any fiscal year, general and administrative expenses to exceed $2,500,000.”

2.09    Addition of Exhibit I(A).    Exhibit I(A), i.e. the Form of Reducing Revolving Term Note, shall be as set forth on Exhibit I(A) to this Fifth Amendment.

ARTICLE III

CONDITIONS

The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

3.01    Receipt of Documents.    The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

(a)    multiple counterparts of this Fifth Amendment as requested by the Lender;

(b)    Reducing Revolving Term Note;

(c)    payment of a fee in the amount of $122,500 by the Borrower to the Lender in consideration of Lender’s extending the maturity date for the revolving line of credit;

(d)    payment by the Borrower to the Lender of a Facility Fee in the amount of $50,000 in consideration for the Reducing Revolving Term Loan;

(e)    payment by the Borrower to the Lender an Engineering Fee in the amount of $5,000; and

(f)    such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

3.02    Accuracy of Representations and Warranties.    The representations and warranties contained in Article IV of the Agreement and this Fifth Amendment shall be true and correct.

3.03    Matters Satisfactory to Lender.    All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

ARTICLE V

RATIFICATION

Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Fifth Amendment.

ARTICLE VI

MISCELLANEOUS

6.01    Scope of Amendment.    The scope of this Fifth Amendment is expressly limited to the matters addressed herein and this Fifth Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Fifth Amendment.

6.02    Agreement as Amended.    All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Fifth Amendment.

6.03    Parties in Interest.    All provisions of this Fifth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

6.04    Rights of Third Parties.    All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

6.05    ENTIRE AGREEMENT.    THIS FIFTH AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIFTH AMENDMENT, THE AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTES REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.06    GOVERNING LAW.    THIS FIFTH AMENDMENT, THE AGREEMENT AND THE NOTES SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTES AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

6.07    JURISDICTION AND VENUE.    ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIFTH AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement is executed effective the date first hereinabove written.

BORROWER

CONTANGO OIL AND GAS COMPANY

By:	/s/ WILLIAM H. GIBBONS
William H. Gibbons Vice President and Treasurer

LENDER

GUARANTY BANK, FSB

By:	/s/ RICHARD E. MENCHACA
Richard E. Menchaca Senior Vice President

EXHIBIT I(A)

[FORM OF REDUCING REVOLVING TERM NOTE]

REDUCING REVOLVING TERM

PROMISSORY NOTE

$2,500,000	Houston, Texas	June 1, 2003

FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned (“Maker”) promises to pay to the order of GUARANTY BANK, FSB (“Payee”), at its banking quarters in Houston, Harris County, Texas, the sum of TWO MILLION, FIVE HUNDRED THOUSAND DOLLARS ($2,500,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the “Credit Agreement”), together with interest at the rates and calculated as provided in the Credit Agreement.

Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

This Note is issued pursuant to, is the “Note” under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

Without being limited thereto or thereby, this Note is secured by the Security Instruments.

THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

BORROWER:

CONTANGO OIL AND GAS COMPANY

By:
William H. Gibbons
Vice President and Treasurer

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